EXHIBIT 99

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                               WFMBS MORTGAGE LOAN POOL
                                 30 -YEAR FIXED RATE
                               NON-RELOCATION MORTGAGES
                                 WFMBS SERIES 2005-09
                               POOL PROFILE (8/18/2005)


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                                       ----------------     ----------------
                                         30 YR POOL            Tolerance
                                       ----------------     ----------------
    AGGREGATE PRINCIPAL BALANCE           $600,000,000           (+/- 5.00%)

    MORTGAGE LOAN CUTOFF DATE                 1-Sep-05                  N/A
    INTEREST RATE RANGE                   5.250-6.750%                  N/A
    GROSS WAC                                   5.807%         (+ / - 5 bps)
    WEIGHTED AVERAGE SERVICE FEE                0.250%                                  Estimated Dispersion:
    MASTER SERVICING FEE                       1.0 bps on Securitization only                5.250%      $1,513
    WAM (in months)                                359        (+/- 2 months)                 5.375%      $3,860
                                                                                             5.500%     $19,819
    WALTV                                          68%         (maximum +2%)                 5.625%     $82,485
                                                                                             5.750%    $228,267
    CALIFORNIA PERCENT                             36%         (maximum 39%)                 5.875%    $160,177
    SINGLE LARGEST ZIP CODE PERCENT                 1%        (maximum  +2%)                 6.000%     $76,000
                                                                                             6.125%     $17,007
    AVERAGE LOAN BALANCE                      $532,000      (maximum $535,000)               6.250%      $6,986
    LARGEST INDIVIDUAL LOAN BALANCE         $2,996,868      (maximum $3,000,000)             6.375%      $3,306
                                                                                             6.500%        $281
    CASH OUT REFINANCE PERCENT                     30%        (maximum  +5%)                 6.625%        $140
                                                                                             6.750%        $160
    PRIMARY RESIDENCE PERCENT                      95%         (minimum -5%)

    INTEREST ONLY                                  19%         (maximum 19%)                 5.807%    $600,000

    Pledged Asset %                                 0%          (maximum 1%)

    SINGLE FAMILY DETACHED PERCENT                 92%         (minimum -3%)

    FULL DOCUMENTATION PERCENT                     55%         (minimum -2%)

    Co-Op %                                         5%          (maximum 1%)

    WA FICO                                        747          (minimum -5)

    UNINSURED > 80% LTV PERCENT                  0.06%         (maximum +1%)

         FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL, INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
      IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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    (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-09
                               PRICING INFORMATION
                            POOL PROFILE (8/18/2005)
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    RATING AGENCIES                          TBD by Wells Fargo

    PASS THRU RATE                                    5.25% or5.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS              0.04% or0.63%

    AAA STRUCTURE DUE DATE                         9-Sep-05
    Structure received or changes to structures past the due date will incur a $10,000 fee. Structure delivered to WF by September 13- Delivery of prospectus day before settlement Structure delivered to WF by September 16 -Delivery of prospectus day of settlement Structure delivered to WF September 19 or later- Possible change of settlement date


    SETTLEMENT DATE                               28-Sep-05

    ASSUMED SUB LEVELS                       AGG Assumed Level
    Levels and Rating Agencies for       AAA     3.10%
    2005-02 to be determined by           AA      TBD
    Wells Fargo.                           A      TBD
                                         BBB      TBD
                                          BB      TBD
                                           B      TBD




    WFASC Securitization Program as follows:
         1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses. 2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds. 3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds. 4) Wells Fargo Bank, N.A. will act as custodian.
         5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's) * This Security may contain Pledged Asset Loans.

    WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-09. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


    WFMBS CONTACTS                           Brad Davis (301) 846-8009
                                             Gretchen Leff (301) 846-8356
                                             Mike Miller (301) 815-6397


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                            WFASC Denomination Policy
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
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Type and Description of Certificates                                          Minimum          Physical             Book Entry
Class A                                                                    Denomination      Certificates          Certificates
                                                                             (1)(4)
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
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                         $25,000          Allowed               Allowed

Companion classes for PAC, TAC, Scheduled Classes                            $100,000          Allowed               Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that provide credit protection to the Class A, Complex multi-component
certificates                                                                  $100,000         Allowed               Allowed
Notional and Nominal Face IO                                                     (2)           Allowed               Allowed
Residual Certificates                                                            (3)          Required            Not Allowed
All other types of Class A Certificates                                          (5)              (5)                   (5)

Class B (Investment Grade)                                                    $100,000         Allowed               Allowed
Class B (Non-Investment Grade)                                                $250,000        Required            Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.) (5) Underwriter must obtain WFASC's approval.